Exhibit 10.11a

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of December 17, 2012, by and among MONRO MUFFLER BRAKE, INC. (“Borrower”), the several financial institutions party hereto (“Lenders”), RBS CITIZENS, N.A., as Administrative Agent for Lenders, Bank of America, N.A., as Syndication Agent, and JPMorgan Chase Bank, N.A. and Branch Banking and Trust Company, as Co-Documentation Agents.

RECITALS

A. Borrower, Lenders, Administrative Agent, Syndication Agent and Co-Documentation Agents are parties to the Amended and Restated Credit Agreement dated as of June 13, 2011 (the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein or in the Acknowledgement and Consent annexed hereto shall have the meanings ascribed to them in the Credit Agreement.

B. Borrower has requested that the Lenders increase their respective Committed Sums in the aggregate principal amount of $75,000,000.

C. Administrative Agent has advised Borrower that the Lenders are willing to agree to its requests on the terms and subject to the conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Change in Facility Committed Sum.

(i) Committed Sums. From and after the Amendment No. 1 Effective Date, the Committed Sum of each Lender shall be the amount stated beside such Lender’s name for the Facility on Schedule 1 to the Credit Agreement (as amended hereby and attached hereto as Exhibit A) (which amount is subject to increase as provided in Section 2.6 to the Credit Agreement and to reduction and cancellation as provided in this Agreement, including, without limitation, the provisions of Section 2.5), and such amount (if changed) shall supersede and be deemed to amend the amount of such Lender’s Committed Sum as set forth on Schedule 1 to the Credit Agreement as in effect on the Effective Date.

(ii) Adjustment of Outstanding Borrowings. If any Borrowings are outstanding under the Credit Agreement on the Amendment No. 1 Effective Date, Lenders shall on the Amendment No. 1 Effective Date, at the direction of Administrative Agent, make appropriate adjustments among themselves in order to ensure that the amount (and Type) of the Borrowings outstanding to Borrower from each Lender under the Credit Agreement (as of the Amendment No. 1 Effective Date) are proportionate to Lenders’ respective Pro Rata Part, after giving effect to the increase in the Facility Committed Sum and the increase in the Committed Sums of each Lender. Borrower agrees and consents to the terms of this Section 1(a)(ii).

(b) Definitions.

(i) Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in the appropriate alphabetical order:

Amendment No. 1 means Amendment No. 1 to Credit Agreement dated as of December 17, 2012 by and among the Borrower, the Lenders party thereto, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent.

Amendment No. 1 Effective Date means the date that the conditions to the effectiveness of Amendment No. 1 have been satisfied.

(ii) The definition of Facility Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

Facility Maturity Date means the earlier of (a) December 17, 2017, and (b) the effective date that Lenders’ commitments to lend under the Facility are otherwise cancelled or terminated in accordance with this Agreement.

(iii) The definition of Swing Line Maturity Date set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

Swing Line Maturity Date means the earlier of (a) December 17, 2017 or (b) the date of the acceleration of maturity of the Swing Line Subfacility in accordance with Section 12.

(c) Optional Increase in Facility Committed Sum. Section 2.6(a) of the Credit Agreement is hereby amended by deleting clause (iv) to the proviso to Section 2.6(a) in its entirety and substituting the following therefor:

(iv) immediately after such increase is made, the Facility Committed Sum shall not exceed $325,000,000.

(d) Schedule 1.

(i) Schedule 1 to the Credit Agreement is hereby deleted in its entirety and Exhibit A to this Amendment is substituted therefor.

(ii) All references to “Schedule 1” in the Credit Agreement shall be deemed to refer to Schedule 1 as amended hereby.

(e) Credit Agreement. All references to “this Agreement” in the Credit Agreement and to “the Credit Agreement” in the other Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

(f) Facility Notes. All references to (i) a “Facility Note” or the “Facility Notes” or (ii) a “Note” or the “Notes” in the Credit Agreement or the other Loan Documents shall be deemed to refer to the Facility Notes issued pursuant hereto.

2. Conditions to Effectiveness. This Amendment shall be effective upon the satisfaction of each of the following conditions:

(a) Administrative Agent shall have received an executed counterpart of this Amendment signed by Borrower, the Lenders and Administrative Agent.

(b) Administrative Agent shall have received an executed counterpart of the Acknowledgement and Consent annexed hereto duly executed by the Guarantor.

(c) Administrative Agent shall have received a replacement Facility Note for each Lender, each signed on behalf of Borrower.

(d) Administrative Agent shall have received a certificate, dated as of the date of this Amendment, of the secretary or assistant secretary or other analogous counterpart of Borrower: (i) attaching a true and complete copy of the resolutions of its board of directors and of all other documents evidencing all necessary corporate or other action (in form and substance satisfactory to Administrative Agent) taken to authorize this Amendment and the other Loan Papers to which it is a party delivered in connection herewith and the transactions contemplated hereby; (ii) certifying that since the Effective Date its charter and bylaws have not been amended, restated, supplemented or otherwise modified in any respect (or, in the event of any such amendments, restatements, supplements or other modifications, attaching a true and complete copy of its charter and bylaws); (iii) setting forth the incumbency of its officer or officers (or other analogous counterpart) who may sign this Amendment and the other Loan Papers to which it is a party delivered in connection herewith, including therein a signature specimen of such officer or officers (or other analogous counterpart); and (iv) attaching a certificate of good standing of the secretary of state of the jurisdiction of its incorporation.

(e) The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent (i) that the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement) and no Default, or Potential Default, shall exist.

(f) Administrative Agent shall have received all fees and other amounts due and payable in connection with this Amendment.

(g) Borrower shall have paid the reasonable fees and disbursements of counsel to Administrative Agent and Lenders in connection with this Amendment.

Administrative Agent shall notify Borrower and Lenders of the effective date of this Amendment, and such notice shall be conclusive and binding.

3. Representations, Warranties and Covenants. Borrower hereby represents and warrants to and covenants and agrees with Administrative Agent and Lenders that:

(a) The representations and warranties set forth in the Loan Papers (except to the extent (i) that the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions contemplated or permitted by the Credit Agreement) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b) No Default or Potential Default now exists or would exist.

(c) (i) The execution, delivery and performance by Borrower of this Amendment is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of Borrower, (ii) this Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and (iii) neither this Amendment nor the execution, delivery and performance by Borrower hereof: (A) contravenes the terms of Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which Borrower is a party or any order, injunction, writ or decree to which Borrower or its property is subject, or (C) violates any requirement of law.

4. Effect; No Waiver.

(a) Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Papers and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Papers shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any existing or future Default, whether known or unknown or any right, power or remedy of Administrative Agent or Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b) Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of Borrower under or in connection with the Credit Agreement as modified hereby are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remains in full force and effect and is hereby ratified and confirmed.

5. Miscellaneous.

(a) Borrower and each of the other Companies will take, and Borrower will cause the other Companies to take, all actions that may be required under any applicable law, or which Administrative Agent or the Majority Lenders may reasonably request, to effectuate the transactions contemplated hereby or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of Borrower.

(b) Borrower shall pay Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of Administrative Agent, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment.

(c) THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS (OTHER THAN CONFLICT-OF-LAWS PROVISIONS) OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA.

(d) This Amendment shall be binding upon Borrower, Administrative Agent and Lenders and their respective successors and assigns, and shall inure to the benefit of Borrower, Administrative Agent and Lenders and the respective successors and assigns of Administrative Agent and Lenders.

(e) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

MONRO MUFFLER BRAKE, INC.

By:	/s/ Catherine D’Amico
Name:	Catherine D’Amico
Title:	Chief Financial Officer

RBS CITIZENS, N.A., as Administrative Agent and a Lender

By:	/s/ Peter M. Benham
Name:	Peter M. Benham
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ Colleen M. O’Brien
Name:	Colleen M. O’Brien
Title:	Sr. Vice President

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and a Lender

By:	/s/ Thomas C. Strasenburgh
Name:	Thomas C. Strasenburgh
Title:	V.P. & Authorized Officer

BRANCH BANKING AND TRUST COMPANY, as Co-Documentation Agent and a Lender

By:	/s/ David Houser
Name:	David Houser
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy B. Rencis
Name:	Nancy B. Rencis
Title:	Sr. Vice President

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Philip M. Hendrix
Name:	Philip M. Hendrix
Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT

The undersigned Guarantor hereby (1) consents to the execution and delivery by Borrower of the foregoing Amendment; (2) agrees that the definition of “Credit Agreement” in the Guaranty to which it is a party (the “Existing Guaranty”) and the other Loan Papers to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Amendment; (3) reaffirms its continuing liability under the Existing Guaranty (as modified hereby); (4) reaffirms all of its agreements and obligations under the Security Documents; (5) reaffirms that all Obligations of Borrower under or in connection with the Credit Agreement as modified by the foregoing Amendment are “Obligations” as that term is defined in the Existing Guaranty and the Security Documents to which it is a party; (6) reaffirms that all such Obligations continue to be guaranteed by such Guarantor pursuant to the Existing Guaranty and secured by the Security Documents to which it is a party, which remain in full force and effect and are hereby ratified and confirmed; and (7) confirms and agrees that it is a Guarantor party to the Existing Guaranty and a Debtor party to the Security Agreement and that the Existing Guaranty, the Security Agreement and the other Loan Papers to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, as amended and modified hereby.

[Signature page follows.]

MONRO SERVICE CORPORATION

By:	/s/ David M. Baier
Name:	David M. Baier
Title:	President

EXHIBIT A TO AMENDMENT NO. 1

SCHEDULE 1

Parties, Addresses, Committed Sums and Wiring Information

Borrower and other Companies

Monro Muffler Brake, Inc.

200 Holleder Parkway

Rochester, New York 14615

Attn: Catherine D’Amico, Executive Vice President of Finance,

         Chief Financial Officer, and Treasurer

Facsimile: (585) 647-0941

Telephone: (585) 647-6400 x335

E-mail: cdamico@monro.com

Administrative Agent

RBS Citizens, N.A.

28 State Street

15th Floor

Boston, Massachusetts 02109

Attn: Daniel Bernard, Senior Vice President

Facsimile: (617) 263-0439

Telephone: (617) 994-7170

E-mail: daniel.bernard@rbscitizens.com

copy to:

Emmet, Marvin & Martin LLP

120 Broadway

New York, New York 10271

Attn: Richard S. Talesnick

Facsimile: (212) 238-3100

Telephone: (212) 238-3046

E-mail: rtalesnick@emmetmarvin.com

LENDERS	COMMITTED SUM
RBS Citizens, N.A. 28 State Street, 15th Floor Boston, Massachusetts 02109 Attn: Daniel Bernard, Senior Vice President Facsimile: (617) 263-0439 Telephone: (617) 994-7170 E-mail: daniel.bernard@rbscitizens.com	$52,000,000.00

Bank of America, N.A. One East Avenue Rochester, New York 14638 Attn: Colleen O’Brien, Senior Vice President Facsimile: (312) 453-6274 Telephone: (585) 546-9362 E-mail: colleen.m.o’brien@baml.com	$52,000,000.00

JPMorgan Chase Bank, N.A. One Chase Square, T-9 Rochester, New York 14643 Attn: Thomas Strasenburgh Facsimile: (585) 797-1880 Telephone: (585) 797-0184 E-mail: thomas.strasenburgh@chase.com	$34,000,000.00

Branch Banking and Trust Company 200 West 2nd Street, 16th Floor Winston Salem, North Carolina 27101 Attn: Kenneth Blackwell Facsimile: (336) 733-2740 Telephone: (336) 733-2751 E-mail: KMBlackwell@BBandT.com	$41,500,000.00

KeyBank National Association 1700 Bausch & Lomb Place Rochester, New York 14614 Attn: Nancy Rencis, Senior Vice President Facsimile: (585) 238-4174 Telephone: (585) 238-4190 E-mail: Nancy_B_Rencis@keybank.com	$41,500,000.00

First Niagara Bank, N.A. 777 Canal View Boulevard, Suite 100 Rochester, New York 14623 Attn: Phil Hendrix, Vice President Facsimile: (585) 427-0093 Telephone: (585) 770-1690 E-mail: philip.hendrix@fnfg.com	$29,000,000.00
Facility Committed Sum	$250,000,000.00